UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2022
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (212) 896-1254
N/A
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 13, 2022, Better Choice Company Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on four proposals, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022. Of the 29,364,712 shares of the Company’s common stock outstanding as of the record date, 18,466,749 shares, or 62.88%, were present virtually or represented by proxy at the Annual Meeting. The final voting results for each of the matters submitted to a Company stockholder vote at the Annual Meeting are set forth below.

1.Each of the following persons was duly elected to serve as a director of the Company's board of directors for a term expiring at the 2023 annual meeting of stockholders and until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death, with votes as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lionel F. Conacher	16,171,465	366,246	1,197	1,927,841
Arlene Dickinson	16,088,728	437,951	12,229	1,927,841
Gil Fronzaglia	15,848,239	688,430	2,239	1,927,841
John M. Word III	15,651,845	638,438	248,625	1,927,841
Michael Young	16,268,702	267,977	2,229	1,927,841

2.The appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, with votes as follows:

FOR	AGAINST	ABSTAIN
18,371,076	95,672	1

3.The compensation of the Company’s named executive officers was approved, on an advisory (non-binding) basis, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,171,465	366,246	1,197	1,927,841

4.A majority of the votes cast voted in favor of undertaking a non-binding advisory vote every one year on the executive compensation of the Company’s named executive officers (“Say-on-Pay”).

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
16,356,771	14,837	100,763	66,537	1,927,841

Based on the results of the stockholder advisory vote, until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company intends to include an advisory (non-binding) vote on the compensation of the Company’s named executive officers in its proxy materials EVERY YEAR.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Sharla A. Cook
	Name:	Sharla A. Cook
	Title:	Chief Financial Officer

June 15, 2022
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